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                                                                    Exhibit 23.8


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the use of our reports of yesmail.com, inc. included in or made a part of this Registration Statement in yesmail.com, inc.'s Form S-4 and to all references to our Firm included in this Registration Statement.

                                                  /s/ ARTHUR ANDERSEN LLP
                                                  ARTHUR ANDERSEN LLP

Chicago, Illinois
January 31, 2000